UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2015

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On November 4, 2015, the Board of Directors of Oxford Immunotec Global PLC (the “Company”) appointed Ronald Andrews Jr. and A. Scott Walton to each serve as a member of the Board of Directors. Concurrent with their appointments as directors, Mr. Andrews was appointed to the Remuneration Committee of the Board of Directors and Mr. Walton was appointed to the Audit Committee of the Board of Directors. There are no arrangements or understandings between Mr. Andrews or Mr. Walton and any other person pursuant to which Mr. Andrews and Mr. Walton were appointed to serve on the Board of Directors. Mr. Andrews and Mr. Walton have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Andrews and Mr. Walton will receive compensation for their services as directors in accordance with the Company’s standard compensation program for non-executive directors, which is summarized under “Director Remuneration and Attendance” in the Company’s proxy statement, as filed with the Securities and Exchange Commission on April 28, 2015.

In accordance with the Company’s customary practice, the Company entered into non-executive director letters of appointment with Mr. Andrews and Mr. Walton, which set forth the main terms on which each will serve on the Board of Directors. The Company has also entered into deeds of indemnity with Mr. Andrews and Mr. Walton pursuant to which the Company will indemnify them to the fullest extent permissible under English law against liabilities arising out of, or in connection with, their status or service as directors of the Company.

Item 7.01 Regulation FD Disclosure

Director Appointment

The Company issued a press release on November 3, 2015, announcing the appointments of Mr. Andrews and Mr. Walton to the Board of Directors. The press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release issued by Oxford Immunotec Global PLC on November 3, 2015 announcing appointments of Ronald Andrews Jr. and A. Scott Walton to the Board of Directors

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2015

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Elizabeth M. Keiley
Elizabeth M. Keiley
Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued by Oxford Immunotec Global PLC on November 3, 2015 announcing appointments of Ronald Andrews Jr. and A. Scott Walton to the Board of Directors